                                                              EXHIBIT (h)(2)(ii)

                         AMENDED AND RESTATED EXHIBIT A
                              WITH RESPECT TO THE
                                AGENCY AGREEMENT

                                    BETWEEN
                                   THE FUNDS
                                      AND
                               DST SYSTEMS, INC.

                                           TYPE OF         STATE OF        TAXPAYER
        TAXPAYER/FUND NAME              ORGANIZATION     ORGANIZATION      I.D. NO.
        ------------------             --------------    -------------    ----------
ING CORPORATE LEADERS TRUST FUND       Trust             New York         13-6061925

ING EQUITY TRUST                       Business Trust    Massachusetts    N/A
  ING Convertible Fund                                                    33-0552461
  ING Equity and Bond Fund                                                33-0552418
  ING Financial Services Fund                                             95-4020286
  ING Growth Opportunities Fund                                           04-2886865
  ING Large Company Value Fund                                            22-1644924
  ING LargeCap Growth Fund                                                33-0733557
  ING MidCap Opportunities Fund                                           06-1522344
  ING MidCap Value Fund                                                   86-1048451
  ING Principal Protection Fund                                           86-1033467
  ING Principal Protection Fund II                                        86-1039030
  ING Principal Protection Fund III                                       86-1049217
  ING Principal Protection Fund IV                                        82-0540557
  ING Principal Protection Fund V                                         27-0019774
  ING Principal Protection Fund VI                                        48-1284684
  ING Principal Protection Fund VII                                       72-1553495
  ING Real Estate Fund                                                    43-1969240
  ING Research Enhanced Index Fund                                        06-1533751
  ING SmallCap Opportunities Fund                                         04-2886856
  ING SmallCap Value Fund                                                 86-1048453
  ING Tax Efficient Equity Fund                                           23-2978988

ING FUNDS TRUST                        Business Trust    Delaware         N/A
  ING Classic Money Market Fund                                           23-2978935
  ING GNMA Income Fund                                                    22-2013958
  ING High Yield Bond Fund                                                23-2978938
  ING High Yield Opportunity Fund                                         33-0715888
  ING Intermediate Bond Fund                                              52-2125227
  ING Lexington Money Market Trust                                        13-6766350
  ING Money Market Fund                                                   86-0955273
  ING National Tax-Exempt Bond Fund                                       23-2978941
  ING Strategic Bond Fund                                                 33-6170208

ING INVESTMENT FUNDS, INC.             Corporation       Maryland         N/A
  ING MagnaCap Fund                                                       22-1891924

ING MAYFLOWER TRUST                                                Business Trust     Massachusetts            N/A
   INC Growth + Value Fund                                                                                     06-1465531
   ING International Value Fund                                                                                06-1472910

ING MUTUAL FUNDS                                                   Business Trust     Delaware                 N/A
   ING Emerging Countries Fund                                                                                 33-0635177
   ING Global Real Estate Fund                                                                                 86-1028620
   ING International Fund                                                                                      22-3278095
   ING International SmallCap Growth Fund                                                                      33-0591838
   ING Precious Metals Fund                                                                                    13-2855309
   ING Russia Fund                                                                                             22-3430284
   ING Worldwide Growth Fund                                                                                   33-0552475
   ING Global Equity Dividend Fund*                                                                            TBD
   ING Foreign Fund*                                                                                           72-1563685

ING PRIME RATE TRUST                                               Business Trust     Massachusetts            95-6874587

ING SENIOR INCOME FUND                                             Business Trust     Delaware                 86-1011668

ING VARIABLE INSURANCE TRUST                                       Business Trust     Delaware                 N/A
   ING VP Global Technology Portfolio                                                                          86-1037242
   ING VP High Yield Bond Portfolio                                                                            86-1037244
   ING VP Worldwide Growth Portfolio                                                                           25-6705433
   ING GET U.S. Core Portfolio - Series 1                                                                      43-2007006
   ING GET U.S. Core Portfolio - Series 2*                                                                     TBD
   ING GET U.S. Opportunity Portfolio - Series 1*                                                              43-2007032
   ING GET U.S. Opportunity Portfolio - Series 2*                                                              TBD

ING VARIABLE PRODUCTS TRUST                                        Business Trust     Massachusetts            N/A
   ING VP Convertible Portfolio                                                                                86-1028318
   ING VP Emerging Countries Portfolio                                                                         86-1028317
   ING VP Financial Services Portfolio                                                                         86-1028316
   ING VP Growth + Value Portfolio                                                                             06-6396994
   ING VP Growth Opportunities Portfolio                                                                       06-6493759
   ING VP High Yield Bond Portfolio                                                                            06-6396995
   ING VP International Portfolio                                                                              86-1028314
   ING VP International SmallCap Growth Portfolio                                                              86-1028313
   ING VP International Value Portfolio                                                                        06-6453493
   ING VP Large Company Value Portfolio                                                                        86-1028315
   ING VP LargeCap Growth Portfolio                                                                            86-1028309
   ING VP MagnaCap Portfolio                                                                                   06-6493762
   ING VP MidCap Opportunities Portfolio                                                                       06-6493760
   ING VP Research Enhanced Index Portfolio                                                                    06-6397003
   ING VP SmallCap Opportunities Portfolio                                                                     06-6397002

ING VP EMERGING MARKETS FUND, INC.                                 Corporation        Maryland                 06-1287459

ING VP NATURAL RESOURCES TRUST                                     Business Trust     Massachusetts            22-2932678

    Last Approved: 5/29/03

                                       -2-